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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)     September 12, 2000
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                        CNH CAPITAL RECEIVABLES INC.
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             (Exact Name of Registrant as Specified in Charter)

         Delaware                   333-38040                    39-1995297
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(State or Other Jurisdiction       (Commission                 (IRS Employer
     of Incorporation)             File Number)              Identification No.)


100 South Saunders Road, Lake Forest, Illinois                        60045
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(Address of Principal Executive Offices)                            (Zip Code)


Registrant's telephone number, including area code     (847) 735-9200
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       (Former Name or Former Address, if Changed Since Last Report)




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         Item 5.   Other Events

         Attached is a definitive legality and tax opinion relating to the issuance of $977,500,000 aggregate principal amount of asset-backed notes by CNH Equipment Trust 2000-B. For both opinions, see Exhibits 5 and 8(a).

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         Exhibit 5 - Opinion of Mayer, Brown & Platt with respect to legality

         Exhibit 8(a) - Opinion of Mayer, Brown & Platt with respect to certain income tax matters (included as part of Exhibit 5)

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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CNH CAPITAL RECEIVABLES INC.
                                       (Registrant)




Dated: September 12, 2000          By:   /s/ James S.  Broenen
                                     -----------------------------------
                                         James S. Broenen
                                         Senior Vice President and
                                         Chief Financial Officer















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                               EXHIBIT INDEX

Exhibit 5     Opinion of Mayer, Brown & Platt with respect to legality

Exhibit 8(a) Opinion of Mayer, Brown & Platt with respect to certain income tax matters (included as part of Exhibit 5)















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